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TODCO

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On March 19, 2007, the following presentation was made to analysts:

2

March 19, 2007 Hercules Offshore Acquisition of TODCO

Forward-looking Statements
This presentation will contain "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,”
“plan,” “position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology.  In particular, statements, express or implied, regarding future results of operations or ability to generate revenues, income or cash flow or to make acquisitions are forward-looking statements.  These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Hercules
Offshore, Inc. (“Hercules”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. These risks and uncertainties are further described in Hercules’
annual report on Form 10-K and its most recent periodic reports and other documents filed with the
Securities and Exchange Commission which are available free of charge at the SEC’s website at
www.sec.gov or the company’s website at
www.herculesoffshore.com.
The forward-looking statements involve risks and uncertainties that affect Hercules’ operations and financial performance. All forward-looking statements attributable to Hercules’ representatives are expressly qualified in their entirety by this cautionary statement.

HERCULES Offshore

TODCO THE Offshore Drilling Company

2 A Winning Combination A Gulf of Mexico leader. . . with global reach A Leader in Liftboats A Leader in Barge Drilling A New Leader in Jackup Drilling

Management Representatives
Representatives
Randall Stilley Chief Executive Officer and President
John Rynd Senior Vice President
Lisa Rodriguez Senior Vice President and Chief Financial Officer
David Crowley Senior Vice President of Operations (TODCO)
Stephen Butz Vice President and Treasurer

Transaction Highlights
Consideration to TODCO shareholders
Average per share
–
0.979 Hercules shares
–
$16.00 per share in cash
Cash or stock election feature (subject to
proration)
Acquisition funded with existing cash on hand
and a senior secured term loan facility
Closing expected mid-2007
–
Subject to:
–
HSR approval
–
Hercules and TODCO shareholder votes
Post-transaction Board of Directors to include
seven Hercules and three TODCO nominees

Creates Shareholder Value in Near and Long-term
Accretive to earnings and cash flow per share
Opportunity to enhance future returns with lower cost of capital
Potential for multiple expansion due to size and growth prospects
Pro forma 2006 revenue and EBITDA of $1.3 billion and $551 million, respectively
Revenue
(1)
($mm) EBITDA
(1)
($mm)
(1) PF Hero represents Hercules plus TODCO financials per 2006 10K filings, no accounting adjustments have been made.
$344
$1,256
0.0
500.0
1,000.0
1,500.0
HERO PF HERO
$190
$551
0.0
250.0
500.0
750.0
HERO PF HERO

Acquisition-related debt allows Hercules to optimize its capital structure
Enhanced credit quality due to increased scale and scope
Term loan provides flexibility for rapid de-leveraging with significant expected free cash flow
Successful track record of de-leveraging following acquisitions
Pro Forma Capital Structure as of 12/31/06
Total Debt/Total Capitalization
Total Debt as a Multiple of LTM EBITDA
2.0x
2.0x
1.8x
1.7x
1.0x
0.8x
0.6x
0.5x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
PF
HERO
RIG PDE SPN RDC DO NE GSF
50%
37%
35%
33%
29%
23%
18%
12%
0.0%
20.0%
40.0%
60.0%
SPN PF
HERO
PDE RIG DO RDC NE GSF

Summary of Strategic Rationale
Enhances position in Gulf of Mexico and increases
operational flexibility
Provides asset and geographic diversity
Expands international footprint for future growth
Creates larger, more diverse jackup fleet
Timely combination in a fragmented jackup market
Combines leaders in barge drilling and liftboats
Potential to realize meaningful synergies
– Economies of scale
– Procurement of materials, insurance, employee benefits
– Operational synergies and redundant public company
expenses

Provides Asset Diversity
2006 Revenue Segmentation Analysis
Pre-Transaction
$344 MM
Post-Transaction
$1,256 MM
GOM Contract
Drilling
47%
International
Liftboats
6%
Domestic
Liftboats
39%
International
Contract Drilling
9%
Domestic
Liftboats
11%
International
Contract Drilling
17%
Inland Barge
Drilling
19%
International
Liftboats
2%
GOM Contract
Drilling
46%
Delta Towing
6%

2006 Geographic Revenue Analysis
Provides Geographic Diversity
Pre-Transaction
$344 MM
Post-Transaction
$1,256 MM
We expect international contribution to represent a greater portion of our revenues in the future
US GOM
86%
West Africa
6%
India / Middle East
9%
India
1%
West Africa
2%
Latin America
14%
Inland US
25%
US GOM
56%
Middle East
1%

A Global Footprint with Significant Expansion Potential
Mexico
Jackup Rigs 2
Platform Rig  1
West Africa
Jackup Rig 1
Liftboats 17
Middle East
Jackup Rig  1
Malaysia (1)
Jackup Rig   1
U.S. Gulf Coast
Inland Barges 27
Land Rigs (TX) 2
Trinidad
Jackup Rig 1
Land Rig  1
(1) Pro forma for TODCO’s announced THE 208 relocation.
(2)
Includes Hercules Rig 26, marketing internationally.
Brazil
Jackup Rig  1
Venezuela
Land Rigs 6
U.S. Gulf of Mexico
Jackup Rigs 25
Submersible       3
Liftboats 47
India
Jackup Rig  1
Global Summary
Liftboats 64
Jackup Rigs 33
Inland Barges 27
Land Rigs 9
Submersible       3
Platform Rigs 1
(2)

Fourth Largest Global Jackup Fleet
Current Global Jackup Landscape Current Gulf of Mexico Jackup Landscape
(1)
Source:    ODS-Petrodata
(1)
Excludes rigs that have announced mobilization out of the GOM, including Hercules Rig 26
43
42
40
33
27
25
24
20
16
13
11
10
9
0
5
10
15
20
25
30
35
40
45
ESV GSF NE PF
HERO
PDE RIG THE RDC NBR DO COSL Nat'lHERO
Drilling
24
18
14
12
9
7
6
4
3 3
0
5
10
15
20
25
PF
HERO
THE ESV PDE NBR RDC HERO DO Blake GSF

12 A Leading Player in US Gulf Coast Inland Barges Source: Company estimates based on public information. 27 13 4 2 2 1 0 5 10 15 20 25 30 HERO PKD Axxis Tetra Coastal NBR

A Leading Provider of Liftboat Services
Current Gulf of Mexico Liftboat Landscape
Current West Africa Liftboat Landscape
Source: Company estimates based on public information.
(1) Denotes cold-stacked or abandoned vessels.
47
27
15
6 6
4
3 3
2
1
0
10
20
30
40
50
HERO SPN Aries Montco OL Laredo AMC OMC Seahorse CS Liftboats
17
3
2
1 1
0
5
10
15
20
HERO Zumax (1) Zukus (1) NV De Brandt Shoreline

August
2005
Acquired
the Whale
Shark
liftboat from
CS Liftboats
June
2005
Acquired Rig 16
from Transocean
and 17 liftboats
from Superior
Energy
October
2004
Acquired 22
liftboats from
Global Industries
August
2004
Acquired five
jackup rigs from
Parker Drilling
Successful integration of 12 asset acquisitions since formation
–
Integrated several large fleets, operations and employees
Opportunistic acquisition strategy
Focus on return on capital employed
Successful Acquisition Track Record
February
2006
Acquired Rig 26
from Aries
Offshore Partners
Ltd.
November
2005
Acquired seven
liftboats from
Danos & Curole
September
2005
Acquired Rig 31
from Hydrocarbon
Capital II LLC
June
2006
Acquired six
liftboats from
Laborde Marine
Lifts
November
2006
Acquired eight
liftboats and
assumed rights to
operate five
additional liftboats
from Halliburton
January
2005
Acquired Rig 25
from Parker Drilling
and Rig 30 from
Porterhouse
Offshore, L.P.

Stated Key Objectives – Past, Present, and Future
Grow the Company
–
Merger expedites growth initiative
–
Utilize critical mass and financial strength to enhance future growth
Quickly integrate and deploy newly acquired assets
–
Identify and implement operational best practices
–
Past successes of effectively integrating acquisitions
Maintain Financial Discipline
–
Pro forma debt level of 2.0x LTM EBITDA is within industry range
–
Use significant free cash to de-lever
Diversify asset base and geographic footprint
–
Leverage combined operational and management depth to continue and accelerate international expansion

Business Outlook

Average Rig Days/Marketed Rig
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06

Dayrate (in Thousands)
Average Rig Days/Marketed Rig
Dayrate (in Thousands)
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06

0
50
100
150
200
250
300
$-
$25
$50
$75
$100
$125
0
50
100
150
200
250
300
350
400
450
500
$-
$25
$50
$75
$100
$125
$150
$175
$200
Source: ODS-Petrodata. West Africa dayrates are used to approximate average market rates for worldwide jackup rigs.
Solid Backlog of Work Globally
Business visibility has increased substantially over the past six years, but has weakened considerably in the US Gulf of Mexico over the last several months
Current Worldwide Jackup Backlog Current GOM Jackup Backlog
Jan 1999
187 Days
Feb 2007
459 Days
West Africa 300’ IC
200’ MC Jackups in GOM
Jan 2004
32 Days
Feb 2007
134 Days

Inland Barge Update
Largest operator in US Gulf Coast
–
72 total barges of which 23 are workover only
–
Of 49 drilling barges, TODCO owns 27, Parker owns 14 (84% of supply)
TODCO holds excess supply with 17 operating and 10 cold stacked
Latest Contracted Dayrates Rigs Avg High
-
Conventional   <2000hp 1 $30,800 $30,800
–
Conventional 2000hp 2 32,500 35,300
–
Conventional      3000hp 3 45,800 60,500
–
Posted 2000hp 3 56,900 65,300
–
Posted 3000hp 8 46,400 62,100
17 $45,600 $57,400
(1) TODCO fleet as of February 28, 2007
(1)
Marketed

Liftboat Update
Weather causing seasonal decline in utilization in the GOM
–
Liftboats cannot mobilize in seas greater than 5 ft.
–
As much as 15% of the fleet was waiting on weather at various times during
January and February, but utilization improving in March
Return to more typical seasonality
–
During 2006 demand was extremely robust given the hurricane repair work and operators were willing to pay for liftboats while waiting out the weather
GOM Dayrate outlook stable
–
Dayrates likely to remain flat into the first part of 2007
West Africa remains strong
–
Increased spot market prices by 30% during December
–
May mobilize additional vessels into West Africa

Conclusions
Enhances position in Gulf of Mexico and increases operational flexibility
Provides asset and geographic diversity
Expands international footprint for future growth
Timely combination in a fragmented jackup market
Combines leaders in barge drilling and liftboats
Accretive to earnings and cash flow per share
Use significant free cash flow to de-lever

Appendix A Introduction to Hercules Offshore Inc.

Hercules Offshore Overview
Unique business mix within the oil services industry
Tremendous growth since inception in late 2004
Experienced management team
Proven track record of maximizing return on capital
Note:  See Explanatory Information slide.  Division Adjusted EBITDA does not include corporate G&A and other income/expense.
Quarterly Revenue Quarterly Adjusted EBITDA
($ in millions)
($ in millions)
$9.2
$10.8
$13.9
$24.0
$29.1
$33.7
$42.9
$47.3
$24.9
$26.3
$28.2
$24.0
$27.0
$42.6
$54.3
$67.4
1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06
Liftboats Drilling
$4.2 $4.6
$5.8
$11.7
$16.8
$20.7
$26.7
$24.5
$12.5
$12.6
$13.8
$11.3
$14.1
$26.8
$33.7
$44.0
1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06
Liftboats Drilling

The Global Leader in Liftboats
64 vessels worldwide
–
Hercules operates the largest liftboat fleet in the GOM with 47 vessels
–
Largest liftboat fleet in West Africa with 17 vessels
Acquired Halliburton’s Nigerian-based West African liftboat fleet
–
13 liftboats, 120 employees
–
Multi-year alliance with Halliburton
–
Retained personnel
–
Improved day-rates
–
Leveraging shore-base for expansion outside Nigeria
Targeting emerging opportunities in Middle East
Utilization tends to be more stable and dayrates tend to be more predictable than that of jackups, given their use throughout the life of a well

Hercules’ Liftboat Fleet
Starfish
Class 140’ Liftboat
Swordfish
Class 200’ Liftboat
(1) Within the liftboat industry, the terms leg-length and liftboat class are used interchangeably.
Note: Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.  Dayrates include reimbursements from customers under relevant contracts.
67%
Leg - Length / YTD
Liftboat Class
(1)
Number of Feb-06 Feb-07 Y-o-Y 2007
(Feet) Vessels Dayrate Dayrate % Change Utilization
Gulf of Mexico
260' 1 $28,231 $34,652 23% 100%
230' 3 $21,191 28,569 35% 23%
190-215' 6 15,779 22,051 40% 81%
170' 2 NA NA NA 3%
140-150' 6 8,628 10,539 22% 87%
120-130' 14 7,111 8,435 19% 63%
105' 15 5,481 6,992 28% 60%
Domestic Total 47 $9,334 $12,292 32% 63%
West Africa
All Vessels 17 $10,004 $11,733 17% 78%

Hercules Contract Drilling Segment Overview
Hercules owns a fleet of nine jackup rigs
–
Six operating in the U.S. GOM
–
One operating in Qatar
–
One operating in India
–
One currently in a shipyard being upgraded to a 250’IC for international operations (available early Q3’07)
Specialized design features of three of Hercules’ jackup rigs contribute to high utilization of the Company’s fleet

Hercules Drilling Fleet Status
Upgrading to 250’IC
FY 2006 FY 2007
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Current
Customer
Rig 11 $61,914 $64,871 $65,976
Bois d’Arc
Rig 15
$52,692 $78,540 $95,487
Energy XXI
Rig 20
$73,499 $84,886 $100,781
Chevron
Rig 21
$79,925 $82,443
Chevron
Rig 22
$67,826 $83,899 $82,497
Helis
Rig 30
$69,162 $67,933 $71,443
Rig 16
Rig 26
Cairn
Rig 31
Average Dayrate
$69,534 $76,129 $81,283
Note:  2006 dayrates are based on actual results. Subsequent quarters represent estimates based on current backlog.
Contracted Available Shipyard
$66,029
$96,354
$115,008
$83,853
$85,226
$83,784
Through  May 2008 @  $69-70,000
$84-86,000
$79-81,000
$79-81,000
$69-70,000
$85-87,000
$117,383 $140,000
$139K-141K
$69,860
$64-66,000
$69,461
$89,386
Energy XXI
Occidental
International
US Gulf of Mexico
$84-86,000
$74-76,000
TBD

Appendix B Combined Fleet Details

Combined Jackup Fleet
Under Contract West Africa ILC 150 THE 185
Under Contract Trinidad MC 100 THE 110
Reactivating Mobilizing to SE Asia MC 200 THE 208
Under Contract Middle East ILC 170 Rig 16
Under Contract Mexico MC 200 THE 206
Shipyard Mexico MC 200 THE 205
Under Contract India MS 250 Rig 31
Under Contract Brazil ILC 150 THE 156
Under Contract US GOM MS 250 THE 251
Cold Stacked US GOM MS 250 THE 256
Cold Stacked US GOM MS 250 THE 255
Cold Stacked US GOM MS 250 THE 254
Under Contract US GOM MS 250 THE 253
Under Contract US GOM MS 250 THE 252
Under Contract US GOM MS 250 THE 250
Under Contract US GOM MS 250 Rig 30
Under Contract US GOM MC 200 THE 207
Under Contract US GOM MC 200 THE 204
Under Contract US GOM MC 200 THE 203
Under Contract US GOM MC 200 THE 202
Shipyard US GOM MC 200 THE 201
Under Contract US GOM MC 200 THE 200
Under Contract US GOM MC 200 Rig 11
Under Contract US GOM MC 173 Rig 22
Idle US GOM MC 150 THE 153
Under Contract US GOM MC 150 THE 152
Under Contract US GOM MC 120 Rig 21
Under Contract US GOM MC 100 Rig 20
Shipyard US GOM ILC 250 Rig 26
Cold Stacked US GOM ILC 160 THE 191
Cold Stacked US GOM ILC 150 THE 155
Under Contract US GOM ILC 150 THE 150
Under Contract US GOM ILS 85 Rig 15
Status as of
2/28/07 Region of Operation Vessel Class Asset Name

Inland Barge Fleet
Under Contract 30,000 Posted 3,000 HP Rig 64
Cold Stacked 30,000 Posted 3,000 HP Rig 61
Under Contract 30,000 Posted 3,000 HP Rig 55
Under Contract 30,000 Posted 3,000 HP Rig 49
Under Contract 30,000 Posted 3,000 HP Rig 48
Cold Stacked 30,000 Posted 3,000 HP Rig 47
Under Contract 30,000 Posted 3,000 HP Rig 46
Under Contract 30,000 Posted 3,000 HP Rig 41
Under Contract 30,000 Posted 3,000 HP Rig 27
Under Contract 30,000 Posted 3,000 HP Rig 17
Under Contract 25,000 Posted 3,000 HP Rig 57
Under Contract 25,000 Posted 2,000 HP Rig 52
Cold Stacked 25,000 Posted 2,000 HP Rig 10
Under Contract 25,000 Posted 2,000 HP Rig 09
Cold Stacked 25,000 Posted 2,000 HP Rig 07
Cold Stacked 30,000 Conventional 2,000 HP Rig 32
Cold Stacked 30,000 Conventional 3,000 HP Rig 31
Cold Stacked 30,000 Conventional 3,000 HP Rig 30
Under Contract 30,000 Conventional 3,000 HP Rig 29
Under Contract 30,000 Conventional 3,000 HP Rig 28
Under Contract 30,000 Conventional 3,000 HP Rig 11
Under Contract 25,000 Conventional 3,000 HP Rig 15
Under Contract 20,000 Conventional 2,000 HP Rig 01
Cold Stacked 14,000 Conventional 2,000 HP Rig 23
Cold Stacked 15,000 Conventional 1,000 HP Rig 21
Cold Stacked 14,000 Conventional 1,000 HP Rig 20
Under Contract 14,000 Conventional 1,000 HP Rig 19
Status
as of 2/28/07 Drilling Depth Platform Type Vessel Class Asset Name

Liftboat Fleet
West Africa 400,000 215 Blue Shark US GOM 300,000 140 Rainbow Runner
West Africa 590,000 170 Oilfish US GOM 300,000 140 Blue Runner
West Africa 200,000 150 Black Marlin US GOM 150,000 140 Starfish
West Africa 200,000 150 F.J. Leleux US GOM 150,000 130 Triggerfish
West Africa 200,000 145 Rudderfish US GOM 150,000 130 Albacore
West Africa 175,000 145 Pilotfish US GOM 150,000 130 Stingray
West Africa 150,000 130 Scamp US GOM 150,000 130 Sandshark
West Africa 100,000 120 Zoal Albrecht US GOM 142,000 130 Mahi Mahi
West Africa 100,000 120 Tigerfish US GOM 137,500 130 Sailfish
West Africa 100,000 120 Solefish US GOM 130,000 130 Moray
West Africa 100,000 120 James Choat US GOM 110,000 130 Skipfish
West Africa 100,000 120 Durwood Speed US GOM 100,000 130 Pompano
West Africa 100,000 120 Charlie Cobb US GOM 150,000 125 Rockfish
West Africa 100,000 105 Tapertail US GOM 150,000 120 Grouper
West Africa 100,000 105 Gemfish US GOM 150,000 120 Gar
West Africa 90,000 105 Bonefish US GOM 110,000 120 Tilapia
West Africa 72,000 105 Croaker US GOM 110,000 120 Sea Robin
US GOM 729,000 260 Whale Shark US GOM 130,000 105 Pike
US GOM 1,000,000 230 Tigershark US GOM 110,000 105 Jackfish
US GOM 500,000 229 Man-O-War US GOM 110,000 105 Tarpon
US GOM 500,000 229 Kingfish US GOM 110,000 105 Marlin
US GOM 500,000 215 Wahoo US GOM 110,000 105 Herring
US GOM 500,000 205 Amberjack US GOM 110,000 105 Dolphin
US GOM 1,000,000 200 Bullshark US GOM 110,000 105 Cobia
US GOM 798,000 200 Cutlassfish US GOM 110,000 105 Carp
US GOM 798,000 200 Creole Fish US GOM 110,000 105 Barracuda
US GOM 700,000 190 Swordfish US GOM 100,000 105 Palometa
US GOM 654,000 175 Mako US GOM 100,000 105 Sea Trout
US GOM 575,850 175 Leatherjack US GOM 100,000 105 Seabream
US GOM 200,000 150 Seabass US GOM 100,000 105 Wolffish
US GOM 200,000 150 Manta Ray US GOM 100,000 105 Remora
US GOM 150,000 145 Hammerhead US GOM 100,000 105 Corina
Operating
Region
Maximum
Deck Load
(pounds)
Leg Length
(feet)
Asset Name Operating
Region
Maximum Deck
Load (pounds)
Leg Length
(ft.)
Asset Name

Other Rigs
Idle USA -- Texas 8,000 900 HP Land Rig #27
Reactivating USA -- Texas 6,500 750 HP Land Rig #26
Under Contract Venezuela 35,000 3,000 HP Land Cliffs #55
Under Contract Venezuela 30,000 3,000 HP Land Cliffs #54
Under Contract Venezuela 25,000 2,000 HP Land Cliffs #43
Under Contract Venezuela 25,000 2,000 HP Land Cliffs #42
Under Contract Venezuela 25,000 2,000 HP Land Cliffs #40
Warm Stacked Venezuela 18,000 2,000 HP Land Cliffs #37
Under Contract Trinidad 18,000 2,000 HP Land Cliffs #36
Under Contract Mexico 25,000 -- Platform Platform 3
Under Contract US GOM 30,000 -- Submersible THE 78
Under Contract US GOM 30,000 -- Submersible THE 77
Under Contract US GOM 25,000 -- Submersible THE 75
Status Region of Operation Drilling Depth Details Rig Type Asset Name

Explanatory Information
Adjusted EBITDA is calculated as net income before interest expense, taxes, depreciation and amortization, gain on disposal of assets and loss on early retirement of debt. Adjusted EBITDA is included in this presentation because our management considers it an important supplemental measure of our performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, some of which present EBITDA and Adjusted EBITDA when reporting their results. We regularly evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates by using Adjusted EBITDA. In addition, we utilize Adjusted
EBITDA in evaluating acquisition targets. Management also believes that Adjusted EBITDA is a useful tool for measuring our ability to meet our future debt service, capital expenditures and working capital requirements, and Adjusted EBITDA is commonly used by us and our investors to measure our ability to service indebtedness. Adjusted EBITDA is not a substitute for the GAAP measures of earnings or of cash flow and is not necessarily a measure of our ability to fund our cash needs. In addition, it should be noted that companies calculate EBITDA and Adjusted EBITDA differently and, therefore, Adjusted EBITDA as presented for us may not be comparable to EBITDA and Adjusted EBITDA reported by other companies. Adjusted EBITDA has material limitations as a performance measure because it excludes interest expense, taxes, depreciation and amortization, gain on disposal of assets and loss on early retirement of debt. The following tables reconcile Adjusted EBITDA with net income.
Note: Reconciliations for Drilling and Liftboats do not include corporate adjustments.
EBITDA Reconciliation
($ in millions)
Drilling Liftboats
1Q 05 2Q 05 Q3 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 05 2Q 05 Q3 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06
Net Income $9.5 $7.6 $10.5 $0.5 $25.6 $15.6 $19.1 $27.2 $2.5 $1.5 $2.5 ($1.6) $7.5 $9.3 $12.6 $12.7
Plus: Interest Expense 1.8 1.8 1.9 1.5 1.3 1.4 1.7 2.3 0.5 0.6 0.9 0.8 0.7 0.8 0.9 1.4
Plus: Income Tax Expense – – – 6.9 15.1 7.5 10.5 10.0 – – – 8.9 4.4 5.5 7.6 4.7
Plus: Depreciation and Amortization 1.3 1.3 1.4 1.5 1.7 2.3 3.5 4.0 1.2 1.5 2.3 3.2 4.3 5.2 5.6 5.7
Plus: Loss on Early Retirement of Debt – 1.8 – 0.8 – – – – – 0.9 – 0.5 – – – –
Less: Gain on Disposal of Assets – – – – 29.6 – 1.1 – – – – – – – – –
Adjusted EBITDA $12.5 $12.6 $13.8 $11.3 $14.1 $26.8 $33.7 $44.0 $4.2 $4.6 $5.8 $11.7 $16.8 $20.7 $26.7 $24.5
Company EBITDA Reconciliation
($ in millions)
Company
1Q 05 2Q 05 Q3 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06
Net Income $11.4 $8.2 $10.1 ($2.2) $30.9 $22.9 $29.7 $35.5
Plus: Interest Expense 2.3 2.5 2.7 2.3 2.1 2.2 2.6 2.5
Plus: Income Tax Expense – – – 15.4 18.6 12.3 17.4 16.1
Plus: Loss on Early Retirement of Debt – 2.8 – 1.3 – – – –
Less: Gain on Disposal of Assets – – – – 29.6 – 1.1 –
Adjusted EBIT $13.7 $13.5 $12.8 $16.8 $22.0 $37.4 $48.6 $54.1
Plus: Depreciation and Amortization 2.5 2.9 3.8 4.7 5.9 7.6 9.1 9.7
Adjusted EDITDA $16.2 $16.3 $16.6 $21.5 $27.9 $45.0 $57.7 $63.9

Risk Factors
Risks with respect to the combination of Hercules Offshore and TODCO, as well as other recent and future acquisitions, include the risk that we will not be able to close the transaction, as well as difficulties in the integration of the operations and personnel of the acquired company,  diversion of management's attention away from other business concerns, and the assumption of any undisclosed or other liabilities of the acquired company.  We expect to incur substantial transaction and merger related costs associated with completing the merger with TODCO, obtaining regulatory approvals, combining the operations of the two companies and achieving desired synergies. Additional unanticipated costs may be incurred in the integration of the businesses of Hercules Offshore and
TODCO. Expected benefits of the merger may not be achieved in the near term, or at all.  Hercules
Offshore will have a significant amount of additional debt as a result of  the merger.  This debt will require us to use cash flow to repay indebtedness,  may  have a material adverse effect on  our financial health,  and  may limit  our  future operations  and  ability to borrow additional funds.

Important Information to be Filed
In connection with the proposed transaction, Hercules Offshore will file a Form S-4, TODCO will file a definitive proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the SEC.  INVESTORS ARE URGED TO READ THE FORM S-4
AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT
DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION REGARDING THE MERGER.  Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov <http://www.sec.gov/>.
Hercules Offshore and TODCO and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Hercules Offshore and TODCO in connection with the merger.  Information about the directors and executive officers of Hercules
Offshore and their ownership of Hercules common stock is set forth in the proxy statement for
Hercules Offshore's 2006 Annual Meeting of Stockholders filed with the SEC on March 24, 2006.
Information about the directors and executive officers of TODCO and their ownership of TODCO common stock is set forth in the  proxy statement for TODCO's 2006 annual meeting, which was filed with the SEC on March 22, 2006.  Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by TODCO stockholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of TODCO’s operations into Hercules will be greater than expected, the impact of competition and other risk factors Hercules’ and TODCO’s reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. TODCO undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

In connection with the proposed transaction, Hercules will file a Form S-4, TODCO will file a definitive proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (“SEC”). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

In addition, the documents filed with the SEC by TODCO may be obtained free of charge from TODCO’s website at www.theoffshoredrillingcompany.com or by calling TODCO’s Investor Relations department at (713) 278-6000. The documents filed with the SEC by Hercules may be obtained free of charge from Hercules’ website at www.herculesoffshore.com or by calling Hercules Offshore’s Investor Relations at (713) 979-9300.

TODCO, Hercules and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Hercules and TODCO in

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connection with the merger. Information about the directors and executive officers of Hercules and their ownership of Hercules common stock is set forth in the proxy statement for Hercules’ 2006 Annual Meeting of Stockholders filed with the SEC on March 24, 2006. Information about the directors and executive officers of TODCO and their ownership of TODCO common stock is set forth in the proxy statement for TODCO’s 2006 annual meeting, which was filed with the SEC on March 22, 2006. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

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